UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2012

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report, the terms “we”, “us” and “our” refer to Hospitality Properties Trust and its subsidiaries, unless otherwise noted.

Our public filings with the Securities and Exchange Commission, or SEC, referred to in this Current Report are available at the SEC’s website at www.sec.gov.

Item 1.01. Entry into a Material Definitive Agreement.

On May 31, 2012, our taxable REIT subsidiary entered into a long term hotel management agreement, or the Harbor Court Management Agreement, with Sonesta International Hotels Corporation, or SIHC, for the Harbor Court Baltimore, a hotel currently owned by us and formerly managed by a subsidiary of InterContinental Hotels Group, Inc., or IHG, under its “InterContinental” brand.  Under the terms of the Harbor Court Management Agreement, the Harbor Court Baltimore is being rebranded as a Royal Sonesta hotel.

The terms of the Harbor Court Management Agreement are substantially the same as those contained in our existing management agreements with SIHC for the Royal Sonesta Hotel Boston, in Cambridge, Massachusetts, or the Cambridge Hotel, and the Sonesta Hilton Head Resort in Hilton Head, South Carolina, or the Hilton Head Resort.  The Harbor Court Baltimore was added to the group of hotels that are subject to our April 23, 2012 Pooling Agreement with SIHC, or the Pooling Agreement, which currently also includes the Cambridge Hotel and the Hilton Head Resort.  The principal terms of our existing management agreement for the Cambridge Hotel are described in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, or our Quarterly Report, filed with the SEC (including in Note 12 to our Condensed Consolidated Financial Statements included therein and the section thereof captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Management Agreements, Leases and Operating Statistics”); the principal terms of our existing management agreement for the Hilton Head Resort and the Pooling Agreement are described in Item 1.01 of our Current Report on Form 8-K dated April 27, 2012, or our April 2012 Current Report, filed with the SEC, which descriptions of the Cambridge Hotel management agreement, the Hilton Head Resort management agreement and the Pooling Agreement are incorporated by reference herein.

Our entering into the Harbor Court Management Agreement and the pooling of that agreement under the Pooling Agreement and the terms thereof were approved by our Independent Trustees.

The foregoing descriptions of the Harbor Court Management Agreement and the Pooling Agreement are not complete and are subject to and qualified in their entirety by reference to the Harbor Court Management Agreement which is substantially in the form of the management agreement filed as Exhibit 10.1 to our April 2012 Current Report and to the copy of the Pooling Agreement which is filed as Exhibit 10.2 to our April 2012 Current Report, which are incorporated herein by reference.

Information Regarding Certain Relationships and Related Person Transactions

The stockholders of SIHC are Mr. Barry Portnoy and Mr. Adam Portnoy, who are our Managing Trustees, and they also serve as directors of SIHC.  Mr. Barry Portnoy is Chairman, majority owner and an employee of our manager, Reit Management & Research LLC, or RMR, and Mr. Adam Portnoy, the son of Mr. Barry Portnoy, is an owner, President, Chief Executive Officer and a director of RMR.  Each of our executive officers is also an officer of RMR, including Mr. Ethan Bornstein, who is the son-in-law of Mr. Barry Portnoy and the brother-in-law of Mr. Adam Portnoy.  None of our Independent Trustees are directors of SIHC, but all of our Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR provides management services.  Mr. Barry Portnoy serves as a managing director or managing trustee of those companies, and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies.  RMR provides both business and property management services to us under a business management agreement and a property management agreement and provides management services to other companies, including our largest tenant, TravelCenters of America LLC, or TA, and SIHC.

We, RMR, TA and five other companies to which RMR provides management services each currently own 12.5% of Affiliates Insurance Company, or AIC, an Indiana insurance company.  All of our Trustees, all of the trustees and directors of the other publicly held AIC shareholders and nearly all of the directors of RMR currently serve on the board of directors of AIC.  RMR provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC.  We and the other shareholders of AIC participate in a property insurance program designed and reinsured in part by AIC.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2011, as amended, or our Annual Report, our Proxy Statement for our 2012 Annual Meeting of Shareholders dated February 29, 2012, or our Proxy Statement, our Quarterly Report, and our other filings with the SEC, including Note 8 to our Consolidated Financial Statements included in our Annual Report, the sections captioned “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations— Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, the section captioned “Related Person Transactions and Company Review of Such Transactions” and the information regarding our Trustees and executive officers in our Proxy Statement, Note 11 to our Condensed Consolidated Financial Statements included in our Quarterly Report and the section captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report.  Also, please see the section captioned “Risk Factors” in our Annual Report for a description of risks that may arise from these transactions and relationships.  In addition, copies of certain of our agreements with these parties, including our business management agreement and property management agreement with RMR, various agreements we have with TA and SIHC and our shareholder agreement with AIC and its shareholders, are also publicly available as exhibits to our public filings with the SEC.

Item 8.01.  Other Events.

As previously reported, in June 2011 we realigned certain of our agreements with Marriott International, Inc., and its applicable subsidiaries, or Marriott, into management agreements and a related pooling agreement currently covering 71 “Marriott” branded hotels which we refer to collectively as our Marriott No. 234 Agreement.  As a part of that realignment, we and Marriott identified 21 of these 71 hotels which would be offered for sale.  Also as previously reported, in February 2012 we entered into an agreement to sell one of the 21 hotels, in St. Louis, Missouri, or the St. Louis hotel, and in March 2012, we withdrew the remaining 20 hotels from sale consideration and were in discussions with Marriott about retaining those hotels in the Marriott No. 234 Agreement.

On May 30, 2012, we entered into agreements with Marriott, or the May 2012 Marriott Agreements, that provide that:

•                  18 of those 20 remaining hotels will be retained in the Marriott No. 234 Agreement;

•                  we may elect to retain the other two of the 20 hotels in the Marriott No. 234 Agreement or to remove those hotels from the Marriott No. 234 Agreement and rebrand them;

•                  our obligation to fund escrowed FF&E reserves for the hotels under the Marriott No. 234 Agreement will be eliminated during 2012, reduced in 2013 and 2014 and then increased in 2015 through the remaining contract term; and

•                  the duration of the current limited guarantee provided by Marriott covering 90% of the minimum returns due to us under the Marriott No. 234 Agreement (up to a total guaranteed amount of $40 million, of which approximately $30.9 million remained available as of December 31, 2011) was extended by two years to December 31, 2019.

The current aggregate owner’s priority for the 18 hotels that we have decided to retain ownership of under Marriott management is approximately $18 million per year.  Because we will be retaining these hotels, we currently expect to provide approximately $43 million to renovate them to current “Marriott” brand standards.  As such amounts are paid, the owner’s priority due to us under the Marriott No. 234 Agreement will increase by 9% per year of the amounts we fund.

We currently expect to complete the sale of the St. Louis hotel in the third quarter of 2012 for net proceeds of approximately $29 million (which amount is net of brokerage commissions and a renovation discount we and the buyer agreed upon).  This transaction is subject to customary closing conditions.  Some of these conditions may not be satisfied and, as a result, this sale may be delayed or may not occur.

For more information about our agreements with Marriott, please see our Annual Report, our Quarterly Report and our other filings with the SEC, including the sections captioned “Business—Principal Management Agreement or Lease Features,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Our Managers and Tenants” and “—Property Management Agreements, Leases and Operating Statistics” in our Annual Report, Note 5 to our Consolidated Financial Statements included in our Annual Report, and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Our Managers and Tenants” and “—Management Agreements, Leases and Operating Statistics” in our Quarterly Report.  We have filed with the SEC a copy of the pooling agreement and the form of the management agreements comprising the Marriott No. 234 Agreement as Exhibits 10.1 and 10.2, respectively, to our Current Report on Form 8-K dated June 11, 2012, which copy and form are incorporated herein by reference.

The foregoing descriptions of the May 2012 Marriott Agreements are not complete and are subject to and qualified in their entirety by reference to copies of certain of the May 2012 Marriott Agreements filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report, which copies are incorporated herein by reference.

A copy of our press release that we issued on May 31, 2012, announcing that we entered into the May 2012 Marriott Agreements is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

10.1                        Letter Agreement, dated May 30, 2012, between Marriott International Inc., HPTMI Properties Trust and other parties referencing T-234 Initial Exit Hotels.

10.2                        Letter Agreement, dated May 30, 2012, between Marriott International Inc., HPT TRS MRP, Inc. and other parties referencing T-234 FF&E Reserve Contributions.

99.1        Press Release dated May 31, 2012.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                  THIS CURRENT REPORT STATES THAT WE HAVE AGREED TO SELL ONE HOTEL AND THAT WE CURRENTLY EXPECT TO COMPLETE THE SALE IN THE THIRD QUARTER OF 2012 FOR NET PROCEEDS OF APPROXIMATELY $29 MILLION.  THIS SALE IS SUBJECT TO CUSTOMARY CLOSING CONDITIONS.  SOME OF THESE CONDITIONS MAY NOT BE SATISFIED AND THIS SALE MAY NOT OCCUR OR MAY BE DELAYED.

•                  THIS CURRENT REPORT STATES THAT MARRIOTT HAS AGREED TO EXTEND THE DURATION OF ITS LIMITED GUARANTEE OF OWNER’S PRIORITY AMOUNTS DUE TO US THROUGH 2019.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT OUR OWNER’S PRIORITY AMOUNTS WILL BE PAID THROUGH 2019.  THE OWNER’S PRIORITY AMOUNTS DUE TO US ARE PAID FROM THE OPERATING CASH FLOW OF THESE MARRIOTT MANAGED HOTELS AFTER PAYING HOTEL LEVEL OPERATING EXPENSES AND AFTER FUNDING FF&E RESERVES.  IF THE FINANCIAL RESULTS OF THESE MANAGED HOTELS ARE NOT SUFFICIENT TO PAY THE OWNER’S PRIORITY AMOUNTS DUE TO US, THESE AMOUNTS MAY NOT BE PAID.  MARRIOTT’S GUARANTEE IS LIMITED BY BOTH AMOUNT AND TIME.  MARRIOTT’S GUARANTEE DESCRIBED IN THIS CURRENT REPORT APPLIES TO AMOUNTS DUE TO US FROM OPERATIONS OF ALL 71 OF THE HOTELS INCLUDED IN THE MARRIOTT NO. 234 AGREEMENT.  MARRIOTT HAS GUARANTEED ONLY 90% OF THE OWNER’S PRIORITY AMOUNTS DUE TO US, THE MAXIMUM AMOUNT OF MARRIOTT’S PAYMENTS UNDER ITS GUARANTEE IS $40 MILLION, AND APPROXIMATELY $9.1 MILLION OF THIS AMOUNT HAD BEEN PAID TO US THROUGH DECEMBER 31, 2011.  ACCORDINGLY, FOR AMOUNTS IN EXCESS OF 90% OF OWNER’S PRIORITY AMOUNTS DUE US, FOR AMOUNTS IN EXCESS OF THE APPROXIMATELY $30.9 MILLION REMAINING AVAILABLE UNDER THIS LIMITED GUARANTEE AS OF DECEMBER 31, 2011 AND FOR AMOUNTS DUE TO US AFTER 2019, THERE IS NO MARRIOTT GUARANTEE.  FOR THESE REASONS THERE CAN BE NO ASSURANCE THAT OWNER’S PRIORITY AMOUNTS DUE TO US THROUGH 2019 OR THEREAFTER WILL BE PAID IN FULL, AT THE 90% LEVEL TO WHICH MARRIOTT’S LIMITED GUARANTEE APPLIES, OR AT ALL.

•                  THIS CURRENT REPORT STATES THAT THE AGGREGATE OWNER’S PRIORITY AMOUNTS DUE TO US FOR THE 18 HOTELS WHICH WILL BE RETAINED IN THE MARRIOTT NO. 234 AGREEMENT IS APPROXIMATELY $18 MILLION PER YEAR AND THAT THIS AMOUNT WILL INCREASE AS CAPITAL IS INVESTED BY US BY 9% PER YEAR OF THE AMOUNTS FUNDED BY US.  AN IMPLICATION OF THESE STATEMENTS MAY BE THAT WE WILL BE PAID APPROXIMATELY $18 MILLION PER YEAR PLUS 9% PER YEAR OF ANY ADDITIONAL CAPITAL INVESTED IN THESE HOTELS.  AS NOTED ABOVE, THE PAYMENT OF OWNER’S PRIORITY AMOUNTS DUE TO US IS SUBJECT TO THERE BEING SUFFICIENT CASH FLOWS AT THESE HOTELS AND AT THE OTHER HOTELS INCLUDED IN THE MARRIOTT NO. 234 AGREEMENT TO MAKE SUCH PAYMENTS, AND THE CASH FLOW REALIZED AT THESE HOTELS DEPENDS UPON VARIOUS FACTORS, INCLUDING SOME WHICH ARE BEYOND OUR CONTROL.  ACCORDINGLY THERE CAN BE NO ASSURANCE THAT THE OWNER’S PRIORITY AMOUNTS DUE TO US WILL BE PAID IN FULL, AT THE 90% LEVEL TO WHICH MARRIOTT’S LIMITED GUARANTEE APPLIES, OR AT ALL.

•                  THIS CURRENT REPORT STATES THAT WE CURRENTLY EXPECT TO PROVIDE APPROXIMATELY $43 MILLION TO RENOVATE THE 18 HOTELS WHICH WILL BE RETAINED IN THE MARRIOTT NO. 234 AGREEMENT TO CURRENT “MARRIOTT” BRAND STANDARDS.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THE RENOVATION OF THESE HOTELS TO CURRENT “MARRIOTT” BRAND STANDARDS CAN BE COMPLETED FOR APPROXIMATELY $43 MILLION.  THE COST OF HOTEL RENOVATIONS IS DIFFICULT TO ESTIMATE.  AFTER A RENOVATION PROJECT IS BEGUN, UNANTICIPATED PROBLEMS AND COSTS MAY BE ENCOUNTERED.  WE CAN PROVIDE NO ASSURANCE THAT THESE RENOVATIONS CAN BE COMPLETED FOR APPROXIMATELY $43 MILLION; WE MAY NEED TO FURTHER INCREASE OUR INVESTMENT IN THESE HOTELS.

•                  THIS CURRENT REPORT STATES THAT OUR INDEPENDENT TRUSTEES APPROVED OUR ENTERING INTO THE HARBOR COURT MANAGEMENT AGREEMENT AND THE POOLING OF THAT AGREEMENT UNDER THE POOLING AGREEMENT AND THE TERMS THEREOF.  THE IMPLICATION OF THIS STATEMENT MAY BE THAT THE TERMS OF THESE AGREEMENTS ARE AS FAVORABLE TO US AS WE COULD OBTAIN FOR SIMILAR ARRANGEMENTS FROM UNRELATED THIRD PARTIES.  HOWEVER, DESPITE THESE PROCEDURAL SAFEGUARDS, WE COULD STILL BE SUBJECTED TO CLAIMS CHALLENGING OUR ENTRY INTO THESE

TRANSACTIONS BECAUSE OF THE MULTIPLE RELATIONSHIPS AMONG US, SIHC AND RMR AND THEIR RELATED PERSONS AND ENTITIES, AND DEFENDING SUCH CLAIMS COULD BE EXPENSIVE AND DISTRACTING TO MANAGEMENT REGARDLESS OF THE MERITS OF SUCH CLAIMS.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OUR FORWARD LOOKING STATEMENTS.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Treasurer and Chief Financial Officer

Dated: June 5, 2012